Exhibit 10.4

Execution Version

AMENDMENT TO

FOURTH AMENDED AND RESTATED ADVISORY AGREEMENT

This AMENDMENT TO FOURTH AMENDED AND RESTATED ADVISORY AGREEMENT (this “Amendment”), dated September 8, 2020, is between Resource Real Estate Opportunity REIT, Inc., a Maryland corporation (the “Company”), and Resource Real Estate Opportunity Advisor, LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Company and the Advisor previously entered into that certain Fourth Amended and Restated Advisory Agreement dated September 11, 2019 (the “Agreement”);

WHEREAS, the Advisor and Resource Real Estate Opportunity OP, LP, a Delaware limited partnership and the operating partnership of the Company (the “Operating Partnership”), desire to enter into a transaction pursuant to which, among other things, the Company, through the Operating Partnership, will acquire the Advisor such that the Company will become self-managed (the “Internalization Transaction”); and

WHEREAS, the Company and the Advisor desire to further amend the Agreement to eliminate any limitations on the Internalization Transaction set forth therein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1. Defined Terms. Any term used herein that is not otherwise defined herein shall have the meaning ascribed to such term as provided in the Agreement.

2. Amendment to Section 8.06. Pursuant to Section 17.05 of the Agreement, the Company and the Advisor hereby agree that Section 8.06 of the Agreement shall be deleted in its entirety and shall be of no further force and effect.

3. Continuing Effect. Except as otherwise set forth in this Amendment, the terms of the Agreement shall continue in full force and effect and shall not be deemed to have otherwise been amended, modified, revised or altered.

4. Counterparts. The parties agree that this Amendment has been or may be executed in several counterparts, each of which shall be deemed an original, and all counterparts shall together constitute one and the same instrument.

[SIGNATURES CONTAINED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.

By:	/s/ Alan F. Feldman
Name:	Alan F. Feldman
Title:	Chief Executive Officer

RESOURCE REAL ESTATE OPPORTUNITY ADVISOR, LLC

By:	/s/ Michele Weisbaum
Name:	Michele Weisbaum
Title:	Chief Legal Officer

[Signature Page to Amendment to Fourth Amended and Restated Advisory Agreement]